UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2016

Grid Petroleum Corp.

(Exact name of Company as specified in its charter)

Nevada	000-53276	20-2675800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
175 Joerschke Dr., Suite A Grass Valley, CA 95945
(Address of principal executive offices)
Phone: (530) 205-3437
(Company ’ s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 5.02 – Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain officers; Arrangements of Certain Officers.

Resignation of Edward Aruda as a Director.

On April 3, 2016 Edward Aruda announced his resignation as a Director of the Company.  There are no known disagreements with Mr. Aruda regarding such resignation or any claims the Company may have against him.

ITEM 8.01 Other Information

Effective as of April 3, 2016, the Board of Directors of the Company determined that it was in the best interests of the Company and its stockholders that the Company modify the Asset Purchase Agreement. WHEREAS, In reference to the Asset Purchase Agreement filed in the 8K on March 10, 2016, the company has made changes and an addendum to Section1.07 regarding the SERIES B PREFERRED VOTING SHARES as follows;

In further consideration of the purchase of the Media IP and the “know how” 1,000 issued and outstanding Series B Preferred Voting Shares, currently issued in Santa Rosa Resources, Inc. and evidenced by Certificate Number PRB1, shall be issued in equal amounts of 250 shares each to the new management as follows; Robert Stillwaugh, Mike Schatz, Gary Tilden and Donna Marie Murtaugh as certificate Number PRB2, PRB3, PRB4 and PRB5, respectively.

ITEM 9 Financial Statements and Exhibits

INDEX TO EXHIBITS

EXHIBIT

NO.

DESCRIPTION

10.1

Board Resolution - Aruda Resignation and Issuance of 1000 Preferred B Voting Shares  dated 4/3/2016.

10.2

Edward Aruda Resignation Letter dated 4/3/2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2016

Grid Petroleum Corporation

By: /s/Gary B. Tilden

Gary B. Tilden, CEO and Secretary

EXHIBIT 10.1

Grid Petroleum Corp.

RESOLUTIONS OF THE BOARD OF DIRECTORS

The following is a true copy of the resolution duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held via teleconference at 175 Joerschke Dr., Suite A, Grass Valley, CA 95945 on April 3, 2016

The Members of the Board of Directors who were present for this meeting, all of whom took active part therein were:

Edward Aruda

Mike Schatz

Gary Tilden

Robert Stillwaugh

WHEREAS, Mr. Aruda has tendered his resignation as a Director of the Company.

WHEREAS, In reference to the Asset Purchase Agreement filed in the 8K on March 10, 2016, the company has made changes and an addendum to Section1.07 regarding the SERIES B PREFERRED VOTING SHARES as follows;

In further consideration of the purchase of the Media IP and the “know how” 1,000 issued and outstanding Series B Preferred Voting Shares, currently issued in Santa Rosa Resources, Inc. and evidenced by Certificate Number PRB1, shall be issued in equal amounts of 250 shares each to the new management as follows; Bob Stillwaugh, Mike Schatz, Gary Tilden and Donna Marie Murtaugh as certificate Number PRB2, PRB3, PRB4 and PRB5, respectively.

NOW THEREFORE the Board of Directors, having considered this matter, and having opened the floor to all those who voice a preference in the issue have decided unanimously, and hereby

RESOLVED, that: the Company has received and accepted the resignation letter from Edward Aruda; be it further

RESOLVED, that the corporate books and records shall reflect same, and that the secretary shall file this Resolution in the corporate records.

DATED: April 3, 2016

By: /s/ Gary B. Tilden_____

Gary B. Tilden, CEO

By: /s/ Mike Schatz_______

Mike Schatz, COO

By: /s/ Edward Aruda_____

Edward Aruda, Director

By: /s/ Robert Stillwaugh_

Robert Stillwaugh, Chairman

EXHIBIT 10.2

April 3, 2016

Gary B. Tilden, CEO

Grid Petroleum Corporation

175 Joerschke Dr., Suite A

Grass Valley, CA 95945

Re: Letter of Resignation

Dear Mr. Tilden,

 I am notifying you of my immediate resignation, as discussed. I have other business obligations and can no longer assist the company as a Director. I appreciate the opportunity working with you and the other management and will make myself available if you have any questions.

Sincerely,

By:  /s/ Edward Aruda

Edward Aruda